SCHEDULE 14A
                                 (RULE 14A-101)

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement         [ ]     Confidential, for Use of the
[ ]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Under Rule
       14a-12


                          THE CHALONE WINE GROUP, LTD.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)



    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

           [X]    No fee required

           [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                      __________________________________________________________

                  (2) Aggregate number of securities to which transaction
                      applies:

                      __________________________________________________________

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      __________________________________________________________

                  (4) Proposed maximum aggregate value of the transaction:

                      __________________________________________________________

                  (5) Total fee paid:

                      __________________________________________________________

           [ ]    Fee paid previously with preliminary materials:

           [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1) Amount previously paid:

                      __________________________________________________________

                  (2) Form, Schedule or Registration Statement No.:

                      __________________________________________________________

                  (3) Filing Party:

                      __________________________________________________________

                  (4) Date Filed:

                      __________________________________________________________

                                 APRIL 18, 2004

                     ======================================
                                     CHALONE
                                   WINE GROUP
                     ======================================


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                          THE CHALONE WINE GROUP, LTD.

                           TO BE HELD ON MAY 28, 2004

TO ALL SHAREHOLDERS:

         It is with great pleasure that we invite you to the Annual Meeting of Shareholders of The Chalone Wine Group, Ltd., which will be held at 2:00 p.m., Pacific Time, on Friday, May 28, 2004 at the Company's executive offices, 621 Airpark Road, Napa, California, for the following purposes:

         1. Election of directors for the ensuing year.

         2. Ratification of the appointment of Moss-Adams LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

         3. Consideration and action on any other matter properly brought before the meeting. Shareholders of record as of the close of business on April 12, 2004, the record date, are entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof.

         You are requested to date, complete and sign the enclosed proxy, which is solicited by the Company's Board, and to return it promptly in the envelope provided. Even if you return this proxy, and you later decide to attend the annual meeting, you may vote your shares in person by completing a ballot or proxy at the meeting.

                                        By Order of the Board of Directors,

                                        /s/ CHRISTOPHE SALIN
                                        ___________________________________
                                        Christophe Salin
                                        Chairman of the Board
Napa, California
April 18, 2004

       YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE,
        DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

                     ======================================
                                     CHALONE
                                   WINE GROUP
                     ======================================

          Acacia Vineyards - Canoe Ridge Vineyards - Chalone Vineyard
          Chateau Duhart-Milon - Dynamite Vineyards - Echelon Vineyards
 Edna Valley Vineyard - Hewitt Vineyard - Monte Xanic - Moon Mountain Vineyards
       Jade Mountain Vineyards - Orogeny Vineyards - Provenance Vineyards
                               Sagelands Vineyards



                                 PROXY STATEMENT

________________________________________________________________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 28, 2004
________________________________________________________________________________


          VOTING PROCEDURES AND INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Chalone Wine Group, Ltd., a California corporation (the "Company"), for use at the 2004 Annual Meeting of Shareholders of the Company (the "Meeting"), to be held at 2:00 p.m., Pacific time, on Friday, May 28, 2004, at the Company's executive offices, 621 Airpark Road, Napa, California 94558-6272 and any adjournments thereof (the "Meeting").

         Only holders of the Company's common stock (the "Common Stock") of record as of the close of business on April 12, 2004, the record date fixed by the Board, will be entitled to notice of, and to vote at, the Meeting. As of the record date, 12,082,857 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to cast one vote for each share held of record by them on each proposal submitted to a vote at the Meeting except that, for the election of directors, upon request made prior to the commencement of voting, each shareholder will be accorded cumulative voting rights, under which he or she will be entitled to as many votes as equals the number of shares held, multiplied by the number of directorship positions to be filled (11), all of which may be cast for a single candidate or distributed among any or all candidates in such proportions as each shareholder sees fit. Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Company at the address set forth above at any time before it is exercised, or (ii) voting in person at the Meeting.

________________________________________________________________________________

HOW YOU CAN VOTE

          Shareholders of record can give a proxy to be voted at the Meeting either (i) over the telephone by calling a toll-free number, (ii) electronically, using the Internet, or (iii) by mail.

          The telephone and Internet voting procedures are designed to authenticate each shareholder's identity, to permit voting and to confirm that such votes are recorded accurately. Any shareholder of record who wishes to vote by telephone or the Internet should refer to the specific instructions set forth on the enclosed proxy card. Shareholders who prefer to vote by mail should return a signed proxy card to the Company before the Meeting.

          Whether voting by telephone, the Internet, or by mail, shareholders may specify whether shares should be voted for all, some, or none of the nominees for director (Proxy Item No. 1); and to approve, disapprove, or abstain from the ratification of the Company's independent auditors (Proxy Item No. 2).

________________________________________________________________________________

         The Company's Secretary, President, and Chairman have been appointed as the persons to receive and vote the proxies at the Meeting. All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board by so marking the proxy in the space provided thereon. Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the choice specified. If no choice is specified, the proxy will be voted as follows:

         Proxy Item No. 1. FOR election of management's proposed slate of directors, as set forth herein.

         Proxy Item No. 2. FOR ratification of the appointment of Moss-Adams LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

         The Board knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, including any proposal to adjourn the Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         An Annual Report to Shareholders on Form 10-K, containing financial statements for the year ended December 31, 2003, is being mailed concurrently to all shareholders entitled to vote. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 26, 2004. All costs of this solicitation will be borne by the Company.


         The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions, including broker non-votes, are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies. The eleven (11) director-nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Meeting will be elected as directors.

         For all other matters being submitted to shareholders at the Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval.

                              ELECTION OF DIRECTORS
                               (PROXY ITEM NO. 1)

         Management is proposing and supports re-election of all eleven (11) of the nominees named herein.

         At the Meeting, directors will be elected to serve until the 2005 Annual Meeting or until their successors have been duly elected and qualified. Each nominee has consented to be named in this proxy statement and has consented to serve as a director if so elected and qualified. The Company has no reason to believe that any of the nominees will not be available to serve; if, however, any nominee should for any reason become unable or unwilling to serve, the Board may vote to fix the number of directors at a lesser number, but not less than seven (7), or direct that the shares represented by proxies received by the Company be voted for the election of such person as the Board may recommend in place of the unavailable nominee.

DIRECTOR-NOMINEES

         THOMAS B. SELFRIDGE. Age 60. Mr. Selfridge joined the Company as President on January 1, 1998 and was appointed the Company's Chief Executive Officer as of July 1, 1998. He has been a director of the Company since May 1998 and is a member of the Board's Operating Committee. Mr. Selfridge also is a director of Edna Valley Vineyard. Before joining the Company, Mr. Selfridge was Vice President-Marketing and Production of Kendall-Jackson Winery, Ltd. and prior to that, served as President of Beaulieu Vineyard.

         CHRISTOPHE SALIN. Age 48. Mr. Salin has been a director of the Company since 1989, chairman of the Board since August 2001. He also serves as chairman of the Board's Operating Committee and a member of the Compensation Committee.

Since 1990, he has been President and a director of DBR (Lafite), which he joined in 1985. Mr. Salin also is chairman of Les Domaines Barons de Rothschild (Lafite) Distribution. He serves as a director of Chateau Rieussec, Societe Financiere Viticole, Vina Los Vascos (Chile), Quinta do Carmo (Portugal), Bodegas CARO (Argentina), Rocca di Frassinello (Italy), La Viticole de Participation, Pasternak Wine Import, Domaines d'Aussieres. Mr. Salin is also a director of Comite Colbert.

         JOHN DIEFENBACH. Age 67. Mr. Diefenbach has been a director of the Company since May 2003. Since 2001, he has been a Partner with TrueBrand, a Company he co-founded. Before joining TrueBrand, Mr. Diefenbach was CEO and co-founder of Diefenbach Elkins (now FutureBrand) and prior to that, he served as CEO and the major shareholder of Landor Associates.

         MARCEL GANI. Age 51. Mr. Gani has been a director of the Company since May 2003 and is Chairman of the Board's Audit Committee. Since 1997, he has been Chief Financial Officer and Executive Vice President for Juniper Networks. Prior to that, he served as Vice President and Chief Financial Officer of NVIDIA Corporation, Grand Junction Networks and Primary Access Corporation. Mr. Gani holds an M.B.A. from the University of Michigan.

         MARK A. HOJEL. Age 35. Mr. Hojel has been a director of the Company since 1995 and is a member of the Board's Operating and Compensation Committees. Since 1996, Mr. Hojel has been President of Monte Xanic, a premium winery located in Baja California, Mexico. He lives in Mexico City, Mexico.

         YVES-ANDRE ISTEL. Age 68. Mr. Istel has been a director of the Company since 1995. Mr. Istel is currently Senior Advisor to Rothschild, Inc. From 1993 to 2002, Mr. Istel was Vice Chairman of Rothschild Inc. He is Director of Rothschild et Cie. Banque, Paris, France; Compagnie Financiere Richemont; Valeo S.A.; and Imperial Sugar.

         C. RICHARD KRAMLICH. Age 68. Mr. Kramlich has been a director of the Company since 1990 and is a member of the Board's Compensation Committee. He was a director of Carmenet Winery, Inc. from its inception until its merger into the Company in 1984. Between 1984 and 1990, he served as an advisor to the Board. Since 1978, Mr. Kramlich has been General Partner of New Enterprise Associates, a San Francisco-based venture capital firm. He also is a director of Zhone Technologies, Semiconductor Manufacturing International and various private companies.

         GEORGE E. MYERS. Age 46. Mr. Myers has been a director of the Company since February 2002. Serving in senior management capacity for more than twenty years for the Myers Family, he currently is a director of the Ladera Management Co, Inc. In addition, he serves as a director of The Merchants National Bank of Sacramento, AgraQuest, Inc., The National Foundation for Teaching Entrepreneurship and as an advisor to The Lake County Wine Grape Commission, The Sonoma Land Trust and the California Agricultural Education Foundation.

         JAMES H. NIVEN. Age 61. Mr. Niven has been a director of the Company since 1993 and is a member of the Board's Audit Committee. Since 1995, Mr. Niven has been President of Paragon Vineyard Co., Inc., the Company's partner in the Edna Valley Vineyard Joint Venture. He also is a partner of Niven & Smith, a San Francisco law firm. Mr. Niven is a director of The Wine Institute, serves as First Vice Chairman and is the Chairman of the Institute's Public Policy committee. Mr. Niven also is a director of The Woodward Graff Foundation and several private companies.

         PHILLIP M. PLANT. Age 58. Mr. Plant has been a director of the Company since 1996 and is a member of the Board's Audit Committee. Since 1998, Mr. Plant has been a partner in the firm of Herndon Plant Oakley, Ltd. Previously, he was Senior Vice-President, of Dain Rauscher Corp. (formerly Rauscher Pierce Refsnes, Inc.). Mr. Plant also serves as an advisory director of RP & C International Ltd. and the American Bank of Corpus Christi, Texas. In addition, Mr. Plant is involved in an advisory capacity with a wide variety of charitable organizations including V.P. & Trustee of Christus Spohn Development Foundation, Trustee of Christus Health Investment Subcommitee, Past President, Board of Directors, Executive Committee of the USS Lexington Museum on the Bay, and V.P. of the Texas A&M Foundation.

         ERIC DE ROTHSCHILD. Age 63. Baron Eric de Rothschild has been a director of the Company since 1989. Since 1982, he has been a Managing Partner of DBR (Lafite). Baron de Rothschild also is chairman of publicly held French companies Paris-Orleans, S.A. and Francarep, a subsidiary of Paris-Orleans, S.A., which is one of DBR's (Lafite) major shareholders.


                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE "FOR" MANAGEMENT'S NOMINEES

OTHER EXECUTIVE OFFICERS

         ROBERT B. FARVER, Vice President, Sales and Distribution. Age 47. Mr. Farver joined the Company in 1992 as the Sales Manager for the Northeast United States and has been the Company's Vice President, Sales and Distribution, since 1996. Previously, he was Director of National Sales and Marketing.

         SHAWN M. CONROY BLOM, Vice President, Finance and Chief Financial Officer. Age 43. Ms. Blom joined the Company in December 2000 as Vice President of Finance and Chief Financial Officer. Before joining the Company, Ms. Blom was Chief Financial Officer of Jackson Family Farms, a collection of wineries owned by Jess Jackson and his family. Prior to that time she was Controller at Cambria Winery and Sanford Winery.

         ALAN SCOTT DRAGE, Vice President, Human Resources. Age 37. Mr. Drage joined the Company in October 1999 as Controller and has been the Company's Vice President, Human Resources, since August 2002. Previously, he was Director of Human Resources. Before joining the Company, Mr. Drage held positions of Chief Financial Officer, Chief Operating Officer, Business Operations Manager and in-house legal counsel primarily in the health care industry.

BOARD MEETINGS AND COMPENSATION

         The Company's Board met four times during the year ended December 31, 2003. Each director attended at least 75% of the aggregate of those meetings, except Mr. John Diefenbach and Baron Eric de Rothschild.

         Each director who is not an employee of the Company is paid compensation of $500 per year plus $100 for each Board meeting attended and reimbursement of extraordinary travel costs to attend meetings. Additionally, each non-employee director receives quarterly grants of options to purchase the Company's Common Stock ("Automatic Quarterly Options") and is eligible to receive additional stock options as set forth below ("Additional Options"), in each case pursuant to the Company's 1997 Stock Option Plan. Baron Eric de Rothschild declines to take non-employee director options.

         The exercise price of the Automatic Quarterly Options is the fair market value of the Company's Common Stock as of the final day of each calendar quarter. The exercise price of the Additional Options is the fair market value of the Company's Common Stock as of the date of the grant. The number of Automatic Quarterly Options granted is equal to ten (10) shares per each 100,000 shares of the Company's Common Stock outstanding as the same date. Additional Options are granted in amounts established annually by the Board to recognize and encourage active participation by non-employee directors in the committees established by the Board for various purposes.

         For the year ended December 31, 2003, non-employee directors were eligible for additional grants as follows: to each member of the Compensation Committee, 1,500 additional shares per meeting attended; to each member of the Operating Committee, 750 additional shares per meeting attended; to each member of the Audit Committee, 750 additional shares per meeting attended; to each of the Chairman of the Board and the chairman of the Operating Committee, 25,000 and 10,000 additional shares, respectively; to the chairman of the Compensation Committee, 2,000 additional shares; and, to the chairman of the Audit Committee, 5,000 additional shares.

         For the year ended December 31, 2003, Automatic Quarterly Options covering a total of 40,800 shares were granted to and among nine of the Company's non-employee directors. The weighted average per-share exercise price of all Automatic Quarterly Options is $8.05.

         In February, 2004 the Board voted to grant Additional Options to certain non-employee directors for the year ended December 31, 2003. Although these Additional Options are intended to reward non-employee directors for their services rendered during the year ended December 31, 2003, they will be granted subsequent to the end of the year and, therefore, will be included in the directors' compensation for the 2004 year, rather than the 2003 year.

COMMITTEES AND CORPORATE GOVERNANCE

         The Board has established three standing committees to which it has delegated certain responsibilities: an Operating Committee, Audit Committee and Compensation Committee. It does not have a standing Nominating Committee. Nominees for election to the Board are selected by the Board. The Board will consider shareholder nominations provided such nominations are submitted pursuant to the procedures and timelines described in the "Submission of Shareholder Proposals" section of the Proxy Statement. The Company has prepared a proposed code of ethics which is expected to be considered for adoption by the Board at its scheduled May 2004 meeting.

         OPERATING COMMITTEE. The Operating Committee consists of Messrs. Salin, Hojel, and Selfridge. The Operating Committee may exercise all powers and authority of the Board to manage the Company's business and affairs, subject to limitations prescribed by the Board, Bylaws of the Company, and California law. The Operating Committee met four times during the year ended December 31, 2003.

         AUDIT COMMITTEE. In 2003, the Audit Committee was comprised of Messrs. Gani, Niven and Plant. Mr. Gani serves as the Chairman of the Audit Committee. Messrs. Gani and Plant are each "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. Mr. Gani qualifies as an "independent financial expert" pursuant to standards promulgated by NASDAQ and the Securities and Exchange Commission.

         Mr. Niven is not independent under the NASD rule because of his interest in Paragon Vineyard Co., Inc. ("Paragon"), the Company's partner in the Edna Valley Vineyard Joint Venture. The Company and the Edna Valley Joint Venture have made and will continue to make certain significant payments to Paragon in exchange for grapes used in the Company's and Edna Valley's Joint Venture wines. The Company's transactions with Paragon are described in more detail below under the caption "Certain Relationships and Related Transactions--The Edna Valley Vineyard Joint Venture." The Company's Board has determined that, due to Mr. Niven's long-time membership in the California bar, his many years of financial management of Paragon and his prior service on the Company's Audit Committee, that Mr. Niven's service as a member of the Audit Committee is in the best interest of the Company and its shareholders.

         The Audit Committee operates in accordance with a written charter adopted by the Company's Board on May 18, 2000. Among other things, the Audit Committee Charter specifies:

    (1) the scope of the Audit Committee's responsibilities and the processes by which they will be carried out;

    (2) the Audit Committee's responsibility for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, the Audit Committee's responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take appropriate action to oversee the independence of the outside auditor; and

    (3) the outside auditor's ultimate accountability to the Board and the Audit Committee, as representatives of the shareholders, and the ultimate authority of the Board to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

         The Audit Committee met four times during the year ended December 31, 2003.

         COMPENSATION COMMITTEE. The compensation committee consists of Mr. Kramlich, as chairman, and Messrs. Hojel and Salin. The Compensation Committee is authorized to exercise all of the powers and authority of the Board with respect to the hiring, performance review, formation, employment arrangements or agreements, compensation and bonuses of the Company's senior executive officers. The Compensation Committee met one time during the year ended December 31, 2003.

AUDIT COMMITTEE REPORT

         The Audit Committee monitors the Company's internal accounting controls and confers with the Company's independent auditors and reviews the results of their auditing engagement. The Company's Board adopted a written charter for the audit Committee on May 18, 2000. A copy of the charter is included as Appendix A to this Proxy Statement.

         The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with the Company's management. The Audit Committee has discussed with Moss-Adams LLP, the Company's independent auditors for year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

         The Audit Committee received from Moss-Adams LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and be filed with the Securities and Exchange Commission.

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement into any filing under the Securities Act of 1933, as amended, or the securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The foregoing report is given by the members of the Audit Committee, namely:

                                   Marcel Gani
                                 James H. Niven
                                Phillip M. Plant

COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

         GENERAL. The objective of the Company's executive compensation program is to develop and maintain executive reward programs which (i) contribute to the enhancement of shareholder value, (ii) are competitive with the pay practices of other industry-leading companies and (iii) attract, motivate and retain key executives who are critical to the long-term success of the Company. As discussed below, the Company's executive compensation program consists of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentives and stock option grants under the Company's 1997 Stock Option Plan (the "Plan"). These elements are designed to operate on an integrated basis and together comprise total compensation value.

         The Committee reviews executive compensation in light of the Company's performance during the year. In reviewing the Company's performance during the year, the Committee considered a variety of factors. Despite a weakened economy, a flood of imported wines and intense domestic competition, the Company posted a 9 percent adjusted increase in total cases sales and a 6 percent increase in gross revenues compared to the prior year. In addition, the Committee considered the continued success of the Echelon brand, the strong category growth of the Company's Pinot Noir and Syrah brands, the launch of the Provenance luxury-priced red wine brand, as well as the Company's ability to manage operating and capital costs during the uncertain economic environment. In reviewing the Company performance, the Committee considered these factors as a whole without assigning specific weight to particular factors.

         BASE SALARY. Base salary levels for the Company's executives are determined by the Committee based on factors such as individual performance (e.g., leadership, level of responsibility, management skills, and industry activities) and Company performance (as discussed above). For 2003, base salaries for the Named Executive Officers, including that of the Chief Executive Officer, were established as above.

         ANNUAL CASH INCENTIVES. The annual cash incentive, typically paid as a bonus, is designed to provide a short-term (one-year) incentive. The Company does not adhere to any firmly established formula for the award of annual cash incentives. Rather, incentive awards are based on the achievement of corporate and individual goals for the year, including subjective factors. The Summary Compensation Table shows annual cash incentives paid to the Named Executive Officers during the nine-month transition period ended December 31, 2001 and the years ended December 31, 2002 and 2003.

         STOCK OPTIONS. Stock options are designed to provide long-term incentives and rewards tied to the price of the Common Stock. Given the fluctuations of the stock market, stock price performance and financial performance are not always consistent. The Committee believes that stock options, which provide value to recipients only when the Company's shareholders benefit from stock price appreciation, are an important component of the Company's executive compensation program. The number of options or shares of stock currently held by an executive is not a factor in determining individual grants, and the Committee has not established any target level of ownership of the Common Stock by its executives. However, retention of shares by executives is encouraged. For certain of the Company's sales personnel, including Mr. Farver, there is a formula for annual cash incentives based on meeting sales, depletion, and budgetary goals including subjective factors.

         The Company does not adhere to any firmly established formula for the issuance of stock options. The Summary Compensation Table shows the options granted to the Named Executive Officers during the past three years. In determining the size of the grants to the Named Executive Officers, the Committee assessed relative levels of responsibility and the long-term incentive practices of other comparable companies.

         In accordance with the provisions of the Plan, the exercise price of all options granted was equal to the market value of the underlying Common Stock on the date of grant. Accordingly, the value of these grants to the officers is dependent solely upon the future growth and share value of the Common Stock.

         The foregoing report is given by the members of the Committee, namely:

                               C. Richard Kramlich
                                Christophe Salin
                                  Mark A. Hojel

SHAREHOLDING INFORMATION AS TO DIRECTORS, DIRECTOR NOMINEES AND MANAGEMENT

         The following table sets forth information as of March 31, 2004 respecting the beneficial ownership of the Common Stock, the Company's only class of voting securities, by (i) all persons known by the Company to own more than five percent of the Common Stock, (ii) each director, director-nominee, and executive officers named below under "Executive Compensation--Summary Compensation Table," and (iii) all directors and executive officers as a group.

         Except as may be noted in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


NAME AND ADDRESS OF BENEFICIAL OWNER(1)           SHARES BENEFICIALLY OWNED(2)       PERCENT OF CLASS
____________________________________              _________________________          ________________

Les Domaines Barons de Rothschild (Lafite)                5,556,103                       46.0%
    33 rue de la Baume
    75008 Paris, France

The Hojel Family(3)                                       2,218,154                       18.4%
    c/o Phillip Plant
    Herndon Plant Oakley, Ltd.
    One Shoreline Plaza
    Suite 2200, North Tower
    Corpus Christi, TX 78401-3700


__________________

1 Pursuant to Item 403(a) of Regulation S-K, addresses are provided only for beneficial owners of more than 5% of the Company's Common Stock.
2 Except as otherwise noted, all shareholding information is reported as of March 31, 2004. Shares of Common Stock subject to stock options exercisable within 60 days from March 31, 2004 are deemed outstanding for computing the percentage of the class of securities owned by the person or group holding such securities.
3 Includes the following 2,151,659 shares owned by SFI Intermediate. Ltd. and 66,495 shares owned by HC Holding Company, Ltd. SFI Intermediate Ltd. is a Texas limited partnership of which GHA 1 Holdings, Inc. is the general partner. Phyllis S. Hojel, mother of Mark A. Hojel, is the sole stockholder and director of GHA 1 Holdings, Inc. Mrs. Hojel, GHA 1 Holdings, Inc., and SFI Intermediate Ltd. share voting power and the power to dispose or direct the disposition of such shares. Excludes the personal holdings of Mark A. Hojel set forth elsewhere herein.


NAME AND ADDRESS OF BENEFICIAL OWNER(1)           SHARES BENEFICIALLY OWNED(2)       PERCENT OF CLASS
____________________________________              _________________________          ________________

George E. Myers(4)                                        410,243                         3.4%
    621 Airpark Road
    Napa, CA 94558-6272

Thomas B. Selfridge(5)                                    322,383                         2.6%
     621 Airpark Road
     Napa, CA 94558-6272

Christophe Salin(6)                                       215,944                         1.8%
     621 Airpark Road
     Napa, CA 94558-6272

Robert B. Farver(7)                                       126,995                         1.0%
     621 Airpark Road
     Napa, CA 94558-6272

C. Richard Kramlich(8)                                     96,134                           *
     621 Airpark Road
     Napa, CA 94558-6272

Mark A. Hojel(9)                                           53,727                           *
     621 Airpark Road
     Napa, CA 94558-6272

Shawn Conroy Blom(10)                                      45,668                           *
     621 Airpark Road
     Napa, CA 94558-6272

Phillip M. Plant(11)                                       41,067                           *
     621 Airpark Road
     Napa, CA 94558-6272

James H. Niven(12)                                         38,797                           *
     621 Airpark Road
     Napa, CA 94558-6272

Yves-Andre Istel(13)                                       24,477                           *
     621 Airpark Road
     Napa, CA 94558-6272


4 Includes 267,086 shares held by various family-controlled entities as to which Mr. Myers may have shared voting power. Includes 24,557 shares issuable to Mr. Myers on exercise of options which are vested or will vest within the next 60 days.
5 Includes 319,500 shares issuable to Mr. Selfridge on exercise of options that are vested or will vest within the next 60 days.
6 Includes of 215,017 shares issuable on exercise of options that are vested or will vest within the next 60 days. Excludes shares held and acquirable by DBR (Lafite), of which Mr. Salin is President, which holdings are set forth separately above and as to which Mr. Salin disclaims beneficial ownership.
7 Includes 40 shares held by various family members as to which Mr. Farver may have shared voting power. Includes 113,468 shares issuable to Mr. Farver on exercise of options which are vested or will vest within the next 60 days.
8 Includes 50,047 shares issuable to Mr. Kramlich on exercise of options that are vested or will vest within the next 60 days.
9 Includes 52,727 shares issuable to Mr. Hojel on exercise of options that are vested or will vest within the next 60 days. Excludes shares held and acquirable by the Hojel family as set forth above, as to which Mr. Hojel disclaims beneficial ownership.
10 Consists of 45,000 shares issuable to Ms. Conroy Blom on exercise of options that are vested or will vest within the next 60 days.
11 Includes 300 shares owned by Mr. Plant's family members as to which Mr. Plant disclaims beneficial ownership. Includes 39,517 shares issuable to Mr. Plant on the exercise of options that are vested or will vest within the next 60 days.


NAME AND ADDRESS OF BENEFICIAL OWNER(1)           SHARES BENEFICIALLY OWNED(2)       PERCENT OF CLASS
____________________________________              _________________________          ________________

Marcel Gani(14)                                            10,100                          *
     621 Airpark Road
     Napa, CA 94558-6272

Alan Scott Drage(15)                                        4,385                          *
     621 Airpark Road
     Napa, CA 94558-6272

John Diefenbach(16)                                         3,600                          *
     621 Airpark Road
     Napa, CA 94558-6272

All directors, director-nominees and executive          1,393,520                        10.7%
officers as a group (13 persons)


12 Consists of 38,797 shares issuable on exercise of options that are vested or will vest within the next 60 days. Excludes 10,000 shares held by Paragon Vineyard Co., Inc., of which Mr. Niven is President, as to which Mr. Niven disclaims beneficial ownership.
13 Includes 24,477shares issuable to Mr. Istel on exercise of options that are vested or will vest within the next 60 days.
14 Includes 10,100 shares issuable to Mr. Gani on exercise of options that are vested or will vest within the next 60 days.
15 Includes 4,000 shares issuable to Mr. Drage on exercise of options that are vested or will vest within the next 60 days.
16 Includes 3,600 shares issuable to Mr. Diefenbach on exercise of options that are vested or will vest within the next 60 days.

EXECUTIVE COMPENSATION

         The following table sets forth for the nine-month transition period ended December 31, 2001 and the years ended December 31, 2002 and 2003, a summary of compensation awarded to, earned by, or paid to, the Company's Chief Executive Officer and each of the Company's three other most highly compensated executive officers who were serving as of December 31, 2003 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

_________________________________________________________________________________________________________________________

                                                        Annual Compensation                  Long-Term Compensation
_________________________________________________________________________________________________________________________
                                                                                                    Securities
                                                                            Other                     Under-
                                                                            Annual      Restricted    lying
                                                                            Compen-       Stock      Options/     LTIP
     Name And Principal            Year            Salary         Bonus     sation        Award        SARs      Payouts
          Position                ($) 1/            ($)          ($) 2/     ($)3/          ($)        (#) 4/       ($)
___________________________       ______          ________       _______    _______     __________  __________   _______

Thomas B. Selfridge                  2003         $285,000       $     0    $9,000         --         00,000       --
Chief Executive Officer              2002          262,500        85,000     9,000         --         47,500       --
                                     2001C         202,838        50,000     6,750         --         47,000       --


Robert B. Farver                     2003         $165,000       $    0     $9,000         --         00,000       --
Vice President, Sales and            2002          143,000        81,500     9,000         --         25,000       --
Distribution                         2001C         109,846        50,000     6,750         --         25,000       --


Shawn Conroy Blom                    2003         $160,000       $     0    $6,000         --         00,000       --
Vice President, Finance and          2002          143,000        30,000     6,000         --         25,000       --
Chief Financial Officer              2001C         109,942        12,000     4,500         --         25,000       --


Alan Scott Drage                     2003         $125,000       $     0    $6,000         --         00,000       --
Vice President, Human                2002          115,000        25,000     6,000         --         20,000       --
Resources                            2001C          81,827         7,500     2,000         --             --       --


1/   2001C refers to nine-month transition period ending December 31, 2001.
2/ Bonuses of each of the Named Executive Officers for the year ended December 31, 2003 are scheduled to be paid subsequent to this filing. The Bonuses will be reported as 2003 compensation.
3/   Other annual compensation includes car allowances.

4/ All options were incentive stock options granted pursuant to the Company's 1987 and 1997 Stock Option Plans.

OPTION GRANTS IN 2003

         The following table sets forth certain information regarding options granted during the year ended December 31, 2003 to the Company's Named Executive
Officers:



                                     Individual Grants
_________________________________________________________________________________________
                                        Percentage Of                                      Potential Realizable
                         Number Of          Total                                        Value at Assumed Annual
                         Securities      Options/SARs                                      Rates of Stock Price
                         Underlying       Granted to        Exercise                     Appreciation For
                        Option/SARs       Employees            or         Expiration           OPTION TERM 1/
       Name              Granted(#)     In Fiscal Year     Base Price        Date           5%            10%
___________________     ___________     ______________     __________     __________      ________      ________

Thomas B. Selfridge        47,500           40.4%            $8.40        5/13/13         $250,929      $635,903

Robert B. Farver           25,000           21.3%            $8.40        5/13/13         $132,068      $334,686

Shawn Conroy Blom          25,000           21.3%            $8.40        5/13/13         $132,068      $334,686

Alan Scott Drage           20,000           17.0%            $8.40        5/13/13         $105,654      $267,749




1/ Potential realizable value is calculated based on an assumption that the price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant of the option until the end of the option term (10 years). The value is net of the exercise price but is not adjusted for the taxes that would be due upon exercise. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices. Actual gains, if any, will depend on the future performance of the Company, overall market conditions and the continued employment of the executive officer during the applicable vesting period.

AGGREGATED OPTION EXERCISES IN 2003 AND VALUE OF UNEXERCISED OPTIONS

         The following table sets forth information regarding each exercise of stock options during the year ended December 31, 2003, and the number and value of unexercised stock options held by each Named Executive Officer as of the same date. The closing price of the Common Stock on December 31, 2003 was $8.24 per share based on the NASDAQ closing price.


                                                              Number of
                                                              Securities
                                                              Underlying
                                                             Unexercised            Value of Unexercised
                                                             Options/SARs         In-The-Money Options/SARs
                                             Value       at Calendar Year-End         at Calendar Year-
                                              Net                (#)                       End ($)
                        Shares Acquired     Realized         Exercisable/               Exercisable/
       NAME             on Exercise (#)       ($)           Unexercisable               Unexercisable
___________________     _______________     ________     ____________________     _________________________

Thomas B. Selfridge            0                            319,500/38,000           $19,738/$15,200

Robert B. Farver               0                            113,468/20,000            $7,724/$8,000

Shawn Conroy Blom              0                             45,000/20,000            $2,000/$8,000

Alan Scott Drage               0                              4,000/16,000            1,600/$6,400


EQUITY COMPENSATION PLAN INFORMATION

         Information as of December 31, 2003 regarding equity compensation plans approved and not approved by shareholders is summarized in the following table:


                              Number of Shares to
                                 be Issued Upon          Weighted Average
                                  Exercise of           Exercise Price of       Number of Shares
                              Outstanding Options,     Outstanding Options,       Remaining for
      Plan Category           Warrants and Rights      Warrants and Rights       Future Issuance
_________________________     ____________________     ____________________     _________________

Equity compensation plans         1,062,622                   $9.81                    N/A
approved by the
shareholders

Equity compensation plans                 0                       0                      0
not approved by
shareholders


PROFIT SHARING 401(K) PLAN

         The Company's Profit Sharing 401(k) Plan (the "401(k) Plan") is intended to be a qualified retirement plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Under this plan, participating employees (including the Named Executive Officers) may contribute up to 15% of their compensation, but not exceeding the maximum amount allowed under applicable tax laws. All employees of the Company with one year of service, unless covered by a collective bargaining agreement, are eligible to participate in the 401(k) Plan. The Company's Edna Valley Vineyard joint venture has a similar plan.

EMPLOYEE STOCK PURCHASE PLAN

         Under the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"), pursuant to Section 423 of the Code, all Company employees, with one year of service (including the Named Executive Officers) may contribute up to 10% of their compensation during each 27-month period of the Stock Purchase Plan. At the end of the period, the employee's contributions are invested in the Common Stock at 85% of the market price of said shares on the commencement or ending date of the offering period, whichever is lower. On February 26, 2003, the Board adopted, subject to Shareholder approval, a 2003 Employee Stock Purchase Plan to replace the previous stock purchase plan. The Shareholders approved the 2003 Employee Stock Purchase Plan at the 2003 annual meeting.

PERFORMANCE GRAPH

         The line graph on the following page compares the cumulative total return to holders of the Common Stock in the period from March 31, 1997 to December 31, 2003, with the cumulative total return in the same period on (i) the NASDAQ Stock Market Index (U.S.) and (ii) a peer group index comprised of six companies whose returns have been weighted based on market capitalization as of the beginning of each period for which a return is indicated: Brown-Forman Corporation, Constellation Brands, Inc., Robert Mondavi Corp., Golden State Vintners, Scheid Vineyards, and Willamette Valley Vineyards. The graph assumes an investment of $100.00 on March 31, 1997 in the Company and in the two comparison indices. "Total return," for purposes of the graph, assumes reinvestment of all dividends.

         The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any of the Company's existing shelf registrations or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

                  COMPARISON OF A YEAR CUMULATIVE TOTAL RETURN
                                [GRAPH GOES HERE]



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         THE EDNA VALLEY VINEYARD JOINT VENTURE (the "EVV Joint Venture"). Mr. Niven, a director of the Company, is the President and a substantial shareholder of Paragon Vineyard Co., Inc. ("Paragon"), the Company's partner in the EVV Joint Venture. In December 1996, the Company and Paragon entered into an agreement (the "Joint Venture Amendment") that amended and restated the terms of the EVV Joint Venture. Under the terms of the Joint Venture Amendment, the Company was obligated to make substantial payments in order to maintain its 50% ownership interest in the EVV Joint Venture and to extend its term in definitely. Specifically, the Company previously paid Paragon $1,070,000 (the "Deposit") as a deposit toward future payments due for the foregoing purposes and the sum of $5,390,000 in four installments, the most recent of which was paid in January 2002. The Company fulfilled its option to purchase 50% of the "EDNA VALLEY" brand-name for $200,000 in January 2002. Additionally, the Company makes payments in respect of the Joint Venture Amendment and ground lease.

         Under the terms of a grape purchase agreement, Paragon sells fixed quantities of Chardonnay and Pinot Noir grapes to the Edna Valley Joint Venture at negotiated prices based on reference to the average prices paid for Chardonnay grapes in Santa Barbara and Napa Counties during the preceding year, with certain adjustments depending on the grapes' sugar content. During 2003, the value of the grapes sold by Paragon to the Edna Valley Joint Venture pursuant to the foregoing contracts was approximately $5,947,000.

         LES DOMAINES BARONS DE ROTHSCHILD (LAFITE). Certain director-nominees have a relationship with DBR (Lafite). Baron de Rothschild and Mr. Salin are, respectively, Managing Partner and President of DBR (Lafite), and Mr. Istel is a director of certain affiliates of DBR (Lafite).

         Pursuant to DBR's (Lafite) investment in the Company, the Company receives an allocation of DBR (Lafite) wines, including the wines of Chateau Lafite-Rothschild and Duhart-Milon. During 2003, the Company paid approximately $712,320 to DBR (Lafite), of which approximately $0 represents deposits for wine which will be delivered in future years (i.e., wine "futures").

         MYERS FAMILY. The Company has a grape purchase agreement, expiring as late as 2012 with some varietals, with Snows Lake Vineyard at prices negotiated yearly with reference to existing market conditions. Mr. Myers is President of Ojai Ranch & Investments, which controls Snows Lake Vineyard. During 2003, the Company paid approximately $1,480,000 under the grape purchase contract.

         OTHER. In the judgment of the Company, all material transactions between the Company and its directors, officers and principal shareholders, and their affiliates, have been made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers, and persons who own more than 10% of the outstanding common stock of the Company to file with the Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied.

                  RATIFICATION OF APPOINTMENT OF THE COMPANY'S
                              INDEPENDENT AUDITORS
                               (PROXY ITEM NO. 2)

         The Board has appointed Moss-Adams LLP as the Company's independent auditors for the year ending December 31, 2004 subject to ratification by the shareholders at the Meeting. Moss-Adams LLP has been the Company's independent auditors since December 2001. Representatives of Moss-Adams LLP are expected to be in attendance at the Meeting, with the opportunity to make a statement, and to be available to respond to shareholders' questions.

         Fees billed by Moss-Adams LLP for each of the last two fiscal years were as follows:

                                  Fiscal year ended     Fiscal year ended
         Type of fees             December 31, 2003     December 31, 2002
         ____________________     _________________     _________________

         Audit fees/1                $158,428             $132,961
         Audit-Related Fees/2        $ 44,748             $  5,110
         Tax Fees/3                  $      0             $      0
         All Other Fees/4            $ 26,113             $ 51,972


1/ Consists of fees in connection with the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings.
2/ Consists of fees in connection with the performance of the audit and review of the Company's financial statements and are not reported under item (1) above.
3/ Consists of fees in connection with professional services rendered by Moss-Adams LLP for tax compliance, tax advice and tax planning, including the preparation and review of tax returns and the provision of incidental tax advice.
4/ Consists of fees in connection with products and services provided by Moss-Adams LLP, other than those reported under items (1) through (3) above.

         The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the Company's independent auditors. It is the Audit Committee's responsibility to review and approve or disapprove all proposed related party transactions (including all transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

         Shareholder ratification of the appointment of Moss-Adams LLP as the Company's independent auditors is not required by the Company's bylaws or any other applicable legal document. The Board is submitting the appointment of Moss-Adams LLP to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider the appointment. Even if the appointment is ratified, the Board may, at its discretion, direct the appointment of a different independent auditor at any time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPOINTMENT OF MOSS-ADAMS LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                  OTHER MATTERS

         The Company does not know of any matter other than those discussed in the foregoing materials contemplated for action at the Meeting. Should any other matter be properly brought before the Meeting, it is the intention of the persons designated by the Board to receive and vote the proxies in accordance with the recommendation of the Board. Discretionary authority for them to do so is contained in the proxy.


                              FINANCIAL STATEMENTS

         Shareholders should refer to the Consolidated Financial Statements and Supplemental Data, Management's Discussion and Analysis, and Selected Financial Data set forth in the Company's Annual Report on Form 10-K, which was previously filed with the Securities and Exchange Commission and is being furnished to shareholders concurrently with this proxy statement.

                            SUBMISSION OF SHAREHOLDER
                        PROPOSALS FOR 2004 ANNUAL MEETING

         Any proposal which a shareholder wishes to have presented at the 2004 Annual Meeting and included in the Company's proxy statement for that meeting must be received by the Company, at its principal executive office, 621 Airpark Road, Napa, California 94558-6272, no later than March 31, 2005. Proposals should be addressed to the attention of the Chief Financial Officer of the Company. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

         The Bylaws of the Company provide that in order for a shareholder to bring business before or propose director nominations at an annual meeting of shareholders, the shareholder must provide advance notice of such proposal or nomination. Specifically, the shareholder must give written notice to the Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting. The notice must contain specified information about the proposed business or each nominee and about the shareholder making the proposal or nomination. In the event that less than seventy (70) days' prior notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder in order to be timely must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting date was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

                                            By Order of the Board of Directors,

                                            /s/ CHRISTOPHE SALIN
                                            ___________________________________
                                            Christophe Salin
                                            Chairman of the Board


Napa, California
April 18, 2004

                                   APPENDIX A

                          THE CHALONE WINE GROUP, LTD.
                             AUDIT COMMITTEE CHARTER
                            (as adopted May 18, 2000)


The Audit Committee is appointed by the Board of Directors of the Company to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

The Audit Committee shall consist of at least three directors. On or before the first anniversary of the adoption of this Audit Committee Charter, the members of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc., except to the extent that the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by one director who is not independent is required by the best Interests of the Company and its shareholders and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's finan-cial position prior to the filing of its Form 10-Q and Form 10-K.

5. Meet periodically with management to review the Company's major financial risk exposures, if any and the steps management has taken to monitor and control such exposures.

6. Review major changes in the Company's accounting principles and prac-tices as suggested by the independent auditor management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.       Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the Auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

10. Evaluate together with the Board the performance of the independent Auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and any replacement of the chief financial officer.

12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

13. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

14. Obtain reports from management, the Company's senior financial Executive and the independent auditor that the Company's
         Subsidiary/foreign affiliated entities are in conformity with Applicable legal requirements and the Company's policies regarding Ethics and standards of conduct.

15. Discuss with the independent auditor the matters required to be dis-cussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

16. Review with the independent auditor any problems or difficulties the Auditor may have encountered and any management letter provided by the Auditor and any response of the Company to that letter.

17. Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

18. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's policies regarding ethics and standards of conduct.

19. Review with the Company's legal advisors' legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

20. Meet at least annually with the chief financial officer and the inde-pendent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's policies regarding ethics and standards of conduct.

                                   APPENDIX B
                       VOTE VIA TELEPHONE OR THE INTERNET
                         IT'S QUICK, EASY AND IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. PLEASE NOTE THAT ALL VOTES CAST VIA THE TELEPHONE OR THE INTERNET MUST BE CAST PRIOR TO 5 P.M., MAY 27, 2004. If you wish to change your address or notify the Company that you plan to attend the meeting, please mark the boxes below and return your proxy by mail.

TELEPHONE VOTING

o    There is NO CHARGE for this call.
o On a Touch-tone phone call TOLL FREE 1-877-779-8683, 24-hours per day, seven days a week.
o You will be asked to enter the Control Number that is located above your name and address.

________________________________________________________________________________

OPTION #1:  If you wish to vote as the Board of Directors RECOMMENDS, PRESS 1

              Your vote will be confirmed and cast as you directed.

                                   END OF CALL

________________________________________________________________________________

OPTION # 2:  If you choose to vote on each proposal separately, PRESS 2

                        YOU WILL HEAR THESE INSTRUCTIONS:

Proposal 1:  To vote as the Board of Directors RECOMMENDS, PRESS 1; to vote AGAINST, PRESS 2; to ABSTAIN, PRESS 3.

Proposal 2:  To vote as the Board of Directors RECOMMENDS, PRESS 1; to vote AGAINST, PRESS 2; to ABSTAIN, PRESS 3.


              Your vote will be confirmed and cast as you directed.

                                   END OF CALL

________________________________________________________________________________

INTERNET VOTING

         Log on to the Company's transfer agent's Internet voting site at http://www.eproxyvote.com/chln and follow the instructions on your screen.

________________________________________________________________________________

              IF YOU VOTE VIA TELEPHONE OR THE INTERNET, IT IS NOT
                  NECESSARY TO RETURN YOUR PROXY CARD BY MAIL.

________________________________________________________________________________

                              THANK YOU FOR VOTING.

CHALONE WINE GROUP, LTD.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

________________________________________     ___________________________________
           VOTE-BY-INTERNET               OR          VOTE-BY-TELEPHONE

   LOG ON TO THE INTERNET AND GO TO            CALL TOLL-FREE
   HTTP://WWW.EPROXYVOTE.COM/CHLN             1-877-PRX-VOTE (1-877-779-8683)
________________________________________     ___________________________________

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.





[1820-CHALONE WINE GROUP][FILE NAME:ZCWG51.ELX][VERSION-(1)][03/31/04] [ORIG. 03/31/04]

        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                                                          ZCWG51
|X|       PLEASE MARK                                                       1820
          VOTES AS IN
          THIS EXAMPLE.


_____________________________________________________________________________________________________________________________

                                                                                                        FOR   AGAINST ABSTAIN
_____________________________________________________________________________________________________________________________
1. ELECTION OF DIRECTORS
   NOMINEES:  (01) John  Diefenbach,  (02) Marcel Gani,   2. Proposal to ratify the appointment of      | |    | |     | |
   (03) Mark A. Hojel,  (04) Yves-Andre  Istel, (05) C.      Moss-Adams LLP as the Company's
   Richard  Kramlich,  (06) George E. Myers, (07) James      independent auditors for the year
   H.  Niven,  (08)  Phillip  M.  Plant,  (09)  Eric de      ending December 31, 2004.
   Rothschild,  (10) Christophe  Salin,  (11) Thomas B.
   Selfridge
_____________________________________________________________________________________________________________________________
       FOR       | |                | |  WITHHELD
       ALL                               FROM ALL
    NOMINEES                             NOMINEES
_____________________________________________________________________________________________________________________________
     | |
        _________________________________________________
        IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY
        INDIVIDUAL NOMINEE(S), WRITE SUCH NOMINEE(S) NAME
        ON THE LINE ABOVE.
_____________________________________________________________________________________________________________________________
                                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            | |
_____________________________________________________________________________________________________________________________

                                                             (This Proxy should be marked, dated and signed
                                                             by the shareholder(s)exactly as his or her name appears
                                                             hereon and returned promptly in the enclosed envelope.
                                                             Persons signing in a fiduciary capacity should so
                                                             indicate. If shares are held by joint tenants or as
                                                             community property, both shareholders should sign.)
_____________________________________________________________________________________________________________________________



Signature:                               Date:            Signature                                  Date:
          ______________________________      __________           _________________________________      ___________________

                                       26

                                    CHALONE
                                   WINE GROUP


                               THIS IS YOUR PROXY.
                             YOUR VOTE IS IMPORTANT.



DEAR SHAREHOLDER:

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING OF SHAREHOLDERS, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE OR BY VOTING VIA TELEPHONE OR THE INTERNET. INSTRUCTIONS ARE ON THE REVERSE SIDE OF THIS CARD.

                                                                      THANK YOU,

                                                   INVESTOR RELATIONS DEPARTMENT


[1820-CHALONE WINE GROUP][FILE NAME:ZCWG52.ELX][VERSION-(1)][03/31/04] [ORIG. 03/31/04]

                                   DETACH HERE                            ZCWG52


                                      PROXY

                          THE CHALONE WINE GROUP, LTD.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 28, 2004

The undersigned, shareholder(s) of The Chalone Wine Group, Ltd., do(es) hereby appoint the Corporation's Secretary and Chairman and/or President, and each of them, proxies, each with full power of substitution, for and in the name and stead of the undersigned at the Annual Meeting of Shareholders of The Chalone Wine Group, Ltd., to be held on May 28, 2004, and at any and all postponements or adjournments thereof, to vote all shares of capital stock held by the undersigned, with all powers that the undersigned would possess if personally present, on each of the matters referred to herein.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" ELECTION OF MANAGEMENT'S DIRECTOR-NOMINEES AND "FOR" RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.


_______________                                               ______________
 SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
    SIDE                                                            SIDE
_______________                                               ______________


                                       27